UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2004

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia  30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (404) 715-2600

Registrant’s Web site address:    www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 28, 2004, Delta issued a press release announcing the release of a memorandum to all Delta employees updating cost saving measures previously announced on September 8, 2004.  The press release is attached hereto as Exhibit 99.1.

On September 28, 2004, Delta issued a press release regarding the ratification of a pilot early retirement agreement.  The press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press Release dated September 28, 2004, titled “Delta CEO Shares Cost Saving Details in Employee Memorandum.”
Exhibit 99.2	Press Release dated September 28, 2004, titled “Delta Issues Statement on Pilot Early Retirement Agreement.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian
Date: September 28, 2004	Edward H. Bastian Senior Vice President – Finance and Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 28, 2004, titled “Delta CEO Shares Cost Saving Details in Employee Memorandum.”
99.2	Press Release dated September 28, 2004, titled “Delta Issues Statement on Pilot Early Retirement Agreement.”